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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                      FORM 8-K

                                   CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       March 18, 1998
                                                 ------------------------------


                                  CROWN PAPER CO.
                                  ---------------
               (Exact name of registrant as specified in its charter)



         Virginia                    33-93494                   54-1752385
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(State or other jurisdiction       (Commission                 (IRS Employer
    of incorporation)              File Number)              Identification No.)



           300 Lakeside Drive, Oakland CA                        94612-3592
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      (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code          (510) 874-3400
                                                   -----------------------------


                                Not Applicable
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         (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

On March 18, 1998, Crown Vantage Inc. and Crown Paper Co. entered into an agreement with Fort James Corporation (formerly "James River Corporation of Virginia") relating to Crown Vantage Inc.'s 11.45% Senior-Pay-in-Kind Notes which are held by Fort James Corporation. This agreement is included as exhibit 10.1 to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

     Exhibit No.                             Description
------------------   -----------------------------------------------------------
     10.1            Option and Settlement Agreement dated March 18, 1998




                                     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CROWN PAPER CO.


March 25, 1998                              /s/  Michael J. Hunter
                                   --------------------------------------------
                                                 Michael J. Hunter
                                     Vice President, Chief Accounting Officer


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                                  EXHIBITS LISTING

     Exhibit No.                              Description
------------------   -----------------------------------------------------------
10.1                 Option and Settlement Agreement dated March 18, 1998